-----------------------------------------
                          Annual Report August 31, 1998
                    -----------------------------------------

                              O P P E N H E I M E R
                                   Real Asset
                                    Fund(SM)

                               [GRAPHIC OMITTED]

                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Managers

 9 Fund Performance

--------------------------

13 Financial
   Statements

31 Independent
   Auditors' Report

--------------------------

32 Federal
   Income Tax
   Information

33 Officers and
   Trustees

36 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o Most commodities prices declined over the past year in a low-inflation global economic environment.

o Unusual worldwide weather patterns and the financial crisis in Asia reduced demand for energy, precious metals and industrial metals.

o The Fund continued to demonstrate its ability to provide additional portfolio diversification by complementing the performance of stocks and bonds.

---------------------------------------
Avg Annual Total Returns
---------------------------------------

For the 1-Year Period
Ended 8/31/98

Class A

 Without            With
 Sales Chg.(1)      Sales Chg.(2)
---------------------------------------
 (42.43)%           (45.74)%
---------------------------------------

Class B

 Without            With
 Sales Chg.(1)      Sales Chg.(2)
---------------------------------------
 (42.89)%           (45.70)%
---------------------------------------

Class C

 Without            With
 Sales Chg.(1)      Sales Chg.(2)
---------------------------------------
 (42.87)%           (43.43)%
---------------------------------------

Class Y

 Without            With
 Sales Chg.(1)      Sales Chg.(2)
---------------------------------------
 (42.38)%           (42.38)%
---------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com. It is important to note that Oppenheimer Real Asset Fund has a limited operating history, having been first offered 3/31/97, is non-diversified and invests a substantial portion of its assets in derivative instruments that entail potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this greater risk.

(1). Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

(2). Class A shares return includes the maximum 5.75% sales charge. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. All classes have the same portfolio but different expenses. Class B and C shares are subject to a 0.75% asset-based sales charge. Class Y shares are available principally to certain institutional investors.


2  Oppenheimer Real Asset Fund

James C. Swain
Chairman
Oppenheimer
Real Asset Fund
[PHOTO OMITTED]

Bridget A. Macaskill
President
Oppenheimer
Real Asset Fund
[PHOTO OMITTED]

 Dear Shareholder,
--------------------------------------------------------------------------------

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since that time, stocks have declined sharply amid heightened volatility. Yet, the bond market remains poised to benefit from the same positive economic conditions that existed earlier in the year.

     Why have stocks faltered lately? The financial crises in Asia and Russia have negatively affected the earnings of some large U.S. corporations and have contributed to a slow-down in U.S. economic growth. Although slower economic growth has been negative for stocks, it should not adversely impact bonds. That's because slower economic growth generally means fewer inflationary pressures and less likelihood that interest rates will rise.

     What should you do during this period of relative uncertainty? If you have well-defined long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

     As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the per spective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,


/s/ James C. Swain                    /s/ Bridget A. Macaskill

James C. Swain                        Bridget A. Macaskill
September 22, 1998


3  Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
"Commodities markets tend to move in directions opposite those of stocks and bonds."

 An interview with your Fund's managers
--------------------------------------------------------------------------------

How did the Fund perform during the 12-month period that ended August 31, 1998?

The Fund's performance continued to closely match that of its unmanaged benchmark, the Goldman Sachs Commodities Index (GSCI).1 In fact, the Fund's per formance was 97% correlated to that of the GSCI. Therefore, we remain encouraged by Oppenheimer Real Asset Fund's ability to serve as a source of greater portfolio diversification.

The commodities markets experienced sharp declines over the past year. What happened?

Four significant factors negatively affected the commodity markets over the past 12 months. First, the agreement in late 1997 by OPEC, a consortium of Arab oil-producing nations, to increase crude oil production quotas by 10% dramatically increased the supply of oil in international markets. Second, Iraq began exporting crude oil for the first time since 1991, essentially going from no production to 2.2 million barrels a day. Third, the onset of the Asian financial crisis reduced demand for energy products, industrial metals, precious metals, agriculture and livestock. Fourth, the El Nino weather phenomenon raised temperatures in many developed nations over the winter, significantly reducing demand for natural gas and heating oil.


4  Oppenheimer Real Asset Fund

[PHOTO OMITTED]
Portfolio Management
Team (l to r)
Mark Anson
Russell Read

Why did the stock and bond markets do so well in the same environment?

The forces that reduce commodities prices tend to be good for corporate earnings and, by extension, stock prices. When the costs of commodities go down, manu facturers pay less for raw materials, enabling them either to lower prices or increase profitability. Conversely, when the prices of raw materials rise, profits tend to decline.

      Bonds received a boost over the past year because weakness in the commodity markets calmed inflation fears. When fixed-income investors are confident that inflation will not erode the value of their principal or future interest payments, bond prices tend to rise.

How has the Fund performed relative to the broad commodities market?

In accordance with its design, the Fund's performance had a positive correlation of more than 97% to its benchmark, the GSCI.(1) We attempt to match the GSCI's performance because we consider it well diversified among the 22 individual commodities in five distinct sectors of the commodities markets: energy, agriculture, livestock, industrial metals and precious metals.


(1). The Fund seeks to maintain a 90% or greater correlation with the GSCI. This projected correlation is a portfolio management technique and not a formal investment policy of the Fund. The correlation strategy can be changed by the Manager at any time.


5  Oppenheimer Real Asset Fund

 An interview with your Fund's managers
--------------------------------------------------------------------------------

Within the remaining two percent to three percent difference in the Fund's correlation to the GSCI, we sought to enhance performance by managing our exposure to the various market sectors. For example, in late 1997 we modestly reduced our exposure to natural gas in anticipation of El Nino's effects on weather patterns and the need for heating energy. When natural gas prices fell because of reduced demand, our position helped protect the Fund from some of the effects of lower natural gas prices.

Given its performance, is the Fund doing what it is supposed to do for its shareholders?

Oppenheimer Real Asset Fund is designed to produce higher returns than traditional equity and debt securities during adverse economic times. As such, the Fund serves as an additional source of diversification, helping to shelter shareholders' investment portfolios from the brunt of stock and bond market declines. In our view, reducing potential volatility through diversification is always a good thing to do, regardless of where we are in the business cycle, whether inflation is high or low or whether the stock market is up or down. When viewed from this perspective, commodities are simply one additional asset class to which investors can commit a small portion of their investment.

      We have seen ample evidence that the commodities markets do, in fact, tend to move in directions opposite those of stocks and bonds, and that the Fund can act as a natural complement to stocks and bonds. We believe that this relationship will serve shareholders well, if stocks and bonds fall out of favor.


6  Oppenheimer Real Asset Fund

---------------------------------------
Avg Annual Total Returns
---------------------------------------
For the Periods Ended 9/30/98(2)

Class A

                 Since
 1 year          Inception
---------------------------------------
 (39.47)%        (26.35)%
---------------------------------------

Class B

                 Since
 1 year          Inception
---------------------------------------
 (39.39)%        (26.02)%
---------------------------------------

Class C

                 Since
 1 year          Inception
---------------------------------------
 (36.90)%        (24.12)%
---------------------------------------

Class Y

                 Since
 1 year          Inception
---------------------------------------
 (35.71)%        (23.33)%
---------------------------------------

What is your outlook for the various sectors of the commodities markets?

Energy prices have declined to historically low levels, and we believe that they will recover as the supply of energy achieves a better balance with demand. This should occur if the OPEC nations curtail production as planned, and if more normal weather conditions prevail throughout the industrialized world this winter.

      In the agriculture sector, we believe that grain producers will encounter less favorable growing conditions than last year. As a result, corn, wheat and oat prices should rise. We also expect smaller livestock herds this summer, helping to support cattle prices.

      In the industrial metals sector, we are optimistic that prices will rise when demand for raw materials from Asian manufacturers strengthens. In the precious metals sector, we expect strength in gold prices as long as political uncertainty continues in the U.S. However, we expect that in the long term, central banks will likely continue to be net sellers of gold reserves.

(2). Class A returns include the maximum 5.75% sales charge. Class A, B, C and Y shares were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. All classes have the same portfolio but different expenses. Class B and C shares are subject to a 0.75% asset-based sales charge. Class Y shares are available principally to certain institutional investors.


7  Oppenheimer Real Asset Fund

Portfolio Composition(3)

[PIE CHART OMITTED]

o U.S. Government
  Agencies &
  Mortgages            48.7%
o Commodity-Linked
  Notes                33.9
o U.S. Corporate
  Securities           15.1
o Cash Equivalents      2.3

In summary, we are optimistic that the broad commodities market--as measured by the GSCI--will bounce back during the months ahead. Regardless of the short-term fluctuations of the commodities markets, however, we believe that Oppenheimer Real Asset Fund has a valuable role to play in investors' portfolios. The Fund's true value as a source of greater diversification will likely become more obvious when stock prices decline. Reducing risks through diversification is an essential part of The Right Way to Invest.(4)

--------------------------------------------------------------------------------
 Sector Weights(5)
 Percentage of Commodity-Linked Notes
--------------------------------------------------------------------------------
 Petroleum                                             39.3%
--------------------------------------------------------------------------------
 Agriculture                                           25.8
--------------------------------------------------------------------------------
 Livestock                                             13.1
--------------------------------------------------------------------------------
 Natural Gas                                           12.4
--------------------------------------------------------------------------------
 Precious Metals                                        5.0
--------------------------------------------------------------------------------
 Industrial Metals                                      4.4
--------------------------------------------------------------------------------

(3). Portfolio is subject to change. Portfolio data are as of 8/31/98 and are dollar-weighted based on total investments.

(4). The Fund's portfolio is non-diversified.

(5). Portfolio is subject to change. Portfolio data are as of 8/31/98 and are dollar-weighted based on commodity-linked notes.


8  Oppenheimer Real Asset Fund

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended August 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the fiscal year ended August 31, 1998, Oppenheimer Real Asset Fund's performance was negatively affected by a number of factors, including weak market conditions for energy products, agricultural products, livestock, industrial metals and gold. Unusually mild weather conditions worldwide contributed to ample supplies of corn, wheat, oats and livestock while reducing demand for natural gas and heating oil. Higher OPEC production quotas and sales of gold reserves by central banks contributed to supply-and-demand imbalances for crude oil and gold, respectively. The Fund's portfolio holdings, allocations and strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until August 31, 1998. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. Class A, B, C and Y shares were first publicly offered on March 31, 1997. The graphs reflect the deduction of the 5.75% current maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. Class Y shares are available principally to certain institutional investors.

      The Fund's performance is compared to the performance of the Goldman Sachs Commodity Index (GSCI). The GSCI is comprised of the near term futures prices for 22 commodities within five major commodity sectors: energy, agriculture, livestock, industrial metals and precious metals. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction cost, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


9  Oppenheimer Real Asset Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Real Asset Fund (Class A) and Goldman Sachs Commodity Index

[The following table was represented by a line graph in the printed materials.]

--------------------------------------------------------------------------------
           Oppenheimer Real Asset Fund Cls A       Goldman Sachs Commodity Index
--------------------------------------------------------------------------------
3.31.97                               $9,425                             $10,000
--------------------------------------------------------------------------------
8.31.97                               $9,717                             $10,403
--------------------------------------------------------------------------------
8.31.98                               $5,594                              $6,527
--------------------------------------------------------------------------------

Average Annual Total Return of Class AShares of the Fund at 8/31/98(1)
1 Year -45.74%       Life -33.64%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Real Asset Fund (Class B) and Goldman Sachs Commodity Index

[The following table was represented by a line graph in the printed materials.]

--------------------------------------------------------------------------------
           Oppenheimer Real Asset Fund Cls B       Goldman Sachs Commodity Index
--------------------------------------------------------------------------------
3.31.97                              $10,000                             $10,000
--------------------------------------------------------------------------------
8.31.97                              $10,270                             $10,403
--------------------------------------------------------------------------------
8.31.98                               $5,635                              $6,527
--------------------------------------------------------------------------------

Average Annual Total Return of Class B Shares of the Fund at 8/31/98(2)
1 Year -45.70%       Life -33.30%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions.

(1). The inception date of the Fund's Class A shares was 3/31/97. The average annual total return is shown net of the applicable 5.75% maximum initial sales charge.

(2). Class B shares of the Fund were first publicly offered on 3/31/97. The average annual total return is shown net of the applicable 5% and 4% contingent deferred sales charge respectively, for the 1-year and the life of the class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.


10  Oppenheimer Real Asset Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Real Asset Fund (Class C) and Goldman Sachs Commodity Index

[The following table was represented by a line graph in the printed materials.]

--------------------------------------------------------------------------------
           Oppenheimer Real Asset Fund Cls C       Goldman Sachs Commodity Index
--------------------------------------------------------------------------------
3.31.97                              $10,000                             $10,000
--------------------------------------------------------------------------------
8.31.97                              $10,260                             $10,403
--------------------------------------------------------------------------------
8.31.98                               $5,862                              $6,527
--------------------------------------------------------------------------------

Average Annual Total Return of Class C Shares of the Fund at 8/31/98(3)
1 Year -43.43%       Life -31.41%

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Real Asset Fund (Class Y) and Goldman Sachs Commodity Index

[The following table was represented by a line graph in the printed materials.]

--------------------------------------------------------------------------------
           Oppenheimer Real Asset Fund Cls Y       Goldman Sachs Commodity Index
--------------------------------------------------------------------------------
3.31.97                              $10,000                             $10,000
--------------------------------------------------------------------------------
8.31.97                              $10,310                             $10,403
--------------------------------------------------------------------------------
8.31.98                               $5,941                              $6,527
--------------------------------------------------------------------------------

Average Annual Total Return of Class Y Shares of the Fund at 8/31/98(4)
1 Year -42.38%       Life -30.76%

(3). Class C shares of the Fund were first publicly offered on 3/31/97. The average annual total return is shown net of the applicable 1% contingent deferred sales charge for the 1-year period.

(4). Class Y shares of the Fund, first publicly offered on 3/31/97, are offered at net asset value without sales charge principally to certain institutional investors.

Past performance is not predictive of future performance.


11 Oppenheimer Real Asset Fund

Financials
--------------------------------------------------------------------------------


12 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Statement of Investments  August 31, 1998
--------------------------------------------------------------------------------

                                                                      Face          Market Value
                                                                      Amount        See Note 1
===============================================================================================
Mortgage-Backed Obligations--58.2%
-----------------------------------------------------------------------------------------------
Government Agency--48.7%
-----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates,
Series 1451, Cl. G, 7%, 9/15/06                                       $ 8,000,000   $ 8,212,480
-----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1820, Cl. PI, 7.93%, 2/15/10(1)           14,450,277     1,774,675
-----------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 6/30/99(2)                                                          6,500,000     6,536,530
6.03%, 7/7/99(2)                                                        6,540,000     6,578,847
6.07%, 7/1/99(2)                                                        1,220,000     1,227,625
6.29%, 5/7/99(2)                                                        3,480,000     3,502,307
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg
Investment Conduit Pass-Through Certificates,
Trust 1992-188, Cl. PG, 6.65%, 1/25/17                                  7,711,350     7,807,742
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1993-183, Cl. G, 6%, 1/25/19                                      3,000,000     3,045,930
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1996-64, Cl. PB, 6.50%, 1/18/19                                   3,000,000     3,041,250
Interest-Only Stripped Mtg.-Backed Security, Trust 1993-23,
Cl. PN, (3.484)%, 4/25/22(1)                                            3,624,240     1,141,635
Interest-Only Stripped Mtg.-Backed Security, Trust 1997-3,
5.62%, 3/18/26(1)(2)                                                    3,424,713       736,313
-----------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, Series 1997-5, Cl. PJ, 1.96%, 5/20/22(1)          2,442,142       309,847
                                                                                    -----------
                                                                                     43,915,181
-----------------------------------------------------------------------------------------------
Private--9.5%
-----------------------------------------------------------------------------------------------
Commercial--6.6%
NC Finance Trust, Collateralized Mtg. Obligations,
Series 1998-I, Cl. 1, 5%, 5/25/28(3)                                    5,196,967     4,989,089
-----------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1994-C2, Cl. G, 8%, 4/25/25                                        906,993       908,269
                                                                                    -----------
                                                                                      5,897,358

-----------------------------------------------------------------------------------------------
Residential--2.9%
Salomon Brothers Mortgage Securities VII,
Series 1998-2, Cl. 1, 5%, 11/25/27(3)                                   2,751,347     2,644,733
                                                                                    -----------
Total Mortgage-Backed Obligations (Cost $52,821,471)                                 52,457,272


13 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                Face             Market Value
                                                                Amount           See Note 1
============================================================================================
Corporate Bonds and Notes--5.6%
--------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 6.52% Debs., 1/2/02
(Cost $4,997,691)                                               $ 4,870,000      $ 5,051,218

============================================================================================
Structured Instruments--33.9%
--------------------------------------------------------------------------------------------
AIG International, Inc.:
Commodity Index Excess Return Linked Nts., 5.813%, 8/4/99(6)      2,000,000        1,682,886
Commodity Index Total Return Linked Nts., 5.50%, 9/15/99(4)       6,000,000        5,519,742
--------------------------------------------------------------------------------------------
Bank of America NT & SA (London Branch), Goldman Sachs
Commodity Index Excess Return Linked Nts., 5.50%, 1/5/00(4)       8,000,000        4,817,600
--------------------------------------------------------------------------------------------
Business Development Bank Canada, Goldman Sachs Commodity
Index Excess Return Linked Nts., 5.45%, 1/24/00(4)                2,000,000        1,367,200
--------------------------------------------------------------------------------------------
Cargill Financial Services Corp., Goldman Sachs Commodity
Index Total Return Linked Nts., Series 2, 5.80%, 9/13/99(4)       8,000,000        6,879,751
--------------------------------------------------------------------------------------------
Chase Manhattan Bank USA, National Assn.:
Chase Physical Commodity Index Linked Deposit Nts.,
5.40%, 8/30/99(5)                                                 5,500,000        5,244,250
Chase Physical Commodity Index Linked Nts.,
5.60%, 7/26/99(5)                                                 5,000,000        3,697,000
--------------------------------------------------------------------------------------------
Commerzbank International SA, Natural Gas Linked Nts.,
5.25%, 5/22/99                                                    2,000,000        1,375,200
--------------------------------------------------------------------------------------------
Total Structured Instruments (Cost $38,500,000)                                   30,583,629

============================================================================================
Repurchase Agreements--2.3%
--------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.75%,
dated 8/31/98, to be repurchased at $2,100,335 on 9/1/98,
collateralized by U.S. Treasury Bonds, 9.125%, 5/15/18,
with a value of $2,145,512 (Cost $2,100,000)                      2,100,000        2,100,000

--------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $98,419,162)                        100.0%      90,192,119
--------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                  (0.0)         (24,403)
                                                               ------------     ------------
Net Assets                                                            100.0%     $90,167,716
                                                               ============     ============


14 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1). Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

(2). Securities with an aggregate market value of $18,581,622 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

(3). Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

(4). Security is linked to the Goldman Sachs Commodity Index or the Goldman Sachs Commodity Excess Return Index. The indexes are composed of the future prices of twenty-two different commodities in five main commodity groups (energy, agriculture, livestock, industrial metals and precious metals) in rough proportion to the value of their production in the world economy.

(5). The CPCI is the Chase Physical Commodity Index. It is a total return commodity index that is passively managed. The index holds unleveraged long positions in the futures contracts of physical commodities. The index invests across five main commodity markets: energy, grains, livestock, metals, and food/fiber.

(6). Security is linked to the AIG Commodity Index (AIGCI). The AIGCI is a passively managed index showing the total return from holding unleveraged long positions in futures contracts of physical commodities. Twenty commodity markets representing six major commodity industry groups [grains, base metals, precious metals, energy, livestock, and softs (food/fiber)] are included in the calculation of the AIGCI.

See accompanying Notes to Financial Statements.


15 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  August 31, 1998
--------------------------------------------------------------------------------

====================================================================================
Assets
Investments, at value (cost $98,419,162)--see accompanying statement    $ 90,192,119
------------------------------------------------------------------------------------
Cash                                                                         143,014
------------------------------------------------------------------------------------
Receivables:
Investments sold                                                           5,021,954
Interest and dividends                                                       901,607
Shares of beneficial interest sold                                           382,296
Daily variation on futures contracts--Note 5                                  16,250
------------------------------------------------------------------------------------
Deferred organization costs--Note 1                                           26,993
------------------------------------------------------------------------------------
Other                                                                          1,908
                                                                       -------------
Total assets                                                              96,686,141

====================================================================================
Liabilities
Options written, at value (premiums received $95,750)--
see accompanying statement--Note 6                                           216,000
------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                      5,500,000
Shares of beneficial interest redeemed                                       630,713
Daily variation on futures contracts--Note 5                                  89,827
Distribution and service plan fees                                            42,721
Shareholder reports                                                            4,912
Transfer and shareholder servicing agent fees                                  2,493
Other                                                                         31,759
                                                                       -------------
Total liabilities                                                          6,518,425

====================================================================================
Net Assets                                                              $ 90,167,716
                                                                       =============

====================================================================================
Composition of Net Assets
Paid-in capital                                                         $144,675,754
------------------------------------------------------------------------------------
Undistributed net investment income                                        2,823,015
------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                 (48,003,142)
------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                (9,327,911)
                                                                       -------------
Net assets                                                              $ 90,167,716
                                                                       =============


16 Oppenheimer Real Asset Fund

================================================================================
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of
$62,567,785 and 10,765,358 shares of beneficial interest outstanding)      $5.81
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                $6.16

--------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,356,789 and 3,012,187 shares of beneficial interest
outstanding)                                                               $5.76

--------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,242,561 and 1,778,693 shares of beneficial interest
outstanding)                                                               $5.76

--------------------------------------------------------------------------------
Class Y Shares:

Net asset value, redemption price and offering price per share (based
on net assets of $581 and 100 shares of beneficial interest outstanding)   $5.81

See accompanying Notes to Financial Statements.


17 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Statement of Operations  For the Year Ended August 31, 1998
--------------------------------------------------------------------------------

===================================================================================
Investment Income
Interest                                                               $  5,880,931

===================================================================================
Expenses
Management fees--Note 4                                                     938,980
-----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                     144,458
Class B                                                                     226,561
Class C                                                                     120,605
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                       182,526
-----------------------------------------------------------------------------------
Shareholder reports                                                          89,716
-----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  63,533
-----------------------------------------------------------------------------------
Registration and filing fees                                                 14,064
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  11,678
-----------------------------------------------------------------------------------
Deferred organization expenses                                                9,465
-----------------------------------------------------------------------------------
Insurance expenses                                                            3,878
-----------------------------------------------------------------------------------
Trustees' fees and expenses                                                   2,931
-----------------------------------------------------------------------------------
Other                                                                         5,624
                                                                       ------------
Total expenses                                                            1,814,019

===================================================================================
Net Investment Income                                                     4,066,912

===================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                             (50,795,170)
Closing of futures contracts                                              1,718,464
Closing and expiration of option contracts written--Note 6                1,347,690
                                                                       ------------
Net realized loss                                                       (47,729,016)

-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments    (10,943,262)
                                                                       ------------
Net realized and unrealized loss                                        (58,672,278)

===================================================================================
Net Decrease in Net Assets Resulting from Operations                   $(54,605,366)
                                                                       ============

See accompanying Notes to Financial Statements.


18 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             Year Ended      Period Ended
                                                                             August 31,      August 31,
                                                                             1998            1997(1)
=========================================================================================================
Operations
Net investment income                                                        $  4,066,912    $    514,287
---------------------------------------------------------------------------------------------------------
Net realized loss                                                             (47,729,016)       (273,092)
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                         (10,943,262)      1,615,351
                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations               (54,605,366)      1,856,546

=========================================================================================================
Dividends to Shareholders Dividends from net investment income:
Class A                                                                        (1,102,914)             --
Class B                                                                          (441,240)             --
Class C                                                                          (236,846)             --
Class Y                                                                               (21)             --

=========================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                        61,012,518      36,531,028
Class B                                                                        14,242,312      16,023,891
Class C                                                                         6,523,710      10,363,098
Class Y                                                                                --           1,000

=========================================================================================================
Net Assets
Total increase                                                                 25,392,153      64,775,563
---------------------------------------------------------------------------------------------------------
Beginning of period                                                            64,775,563              --
                                                                             ------------    ------------
End of period (including undistributed net investment
income of $2,823,015 and $537,526, respectively)                             $ 90,167,716    $ 64,775,563
                                                                             ============    ============

(1). For the period from March 31, 1997 (commencement of operations) to August 31, 1997.

See accompanying Notes to Financial Statements.


19 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                        Class A
                                                        ------------------------
                                                        Year Ended August 31,
                                                        1998          1997(1)
================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $10.31        $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .29           .09
Net realized and unrealized gain (loss)                  (4.59)          .22
                                                        ------        ------
Total income (loss) from investment operations           (4.30)          .31

--------------------------------------------------------------------------------
Dividends from net investment income                      (.20)           --
                                                        ------        ------
Total dividends and distributions to shareholders         (.20)           --
--------------------------------------------------------------------------------
Net asset value, end of period                           $5.81        $10.31
                                                        ======        ======
================================================================================
Total Return, at Net Asset Value(2)                     (42.43)%        3.10%

================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $62,568       $37,687
--------------------------------------------------------------------------------
Average net assets (in thousands)                      $59,251       $18,361
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     4.59%         4.27%(3)
Expenses                                                  1.66%         1.74%(3)
--------------------------------------------------------------------------------
Portfolio turnover rate(4)                               105.2%         38.9%

1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.


20 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Class B                     Class C                    Class Y
                                                    -----------------------     ----------------------     ---------------------
                                                    Year Ended August 31,       Year Ended August 31,      Year Ended August 31,
                                                    1998           1997(1)      1998           1997(1)     1998           1997(1)
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $10.27         $10.00       $10.26         $10.00      $10.31         $10.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .28            .07          .26            .08         .42            .20
Net realized and unrealized gain (loss)              (4.62)           .20        (4.60)           .18       (4.71)           .11
                                                    ------         ------       ------         ------      ------         ------
Total income (loss) from investment operations       (4.34)           .27        (4.34)           .26       (4.29)           .31

--------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                  (.17)            --         (.16)            --        (.21)            --
                                                    ------         ------       ------         ------      ------         ------
Total dividends and distributions to shareholders     (.17)            --         (.16)            --        (.21)            --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.76         $10.27        $5.76         $10.26       $5.81         $10.31
                                                    ======         ======       ======         ======      ======         ======
================================================================================================================================
Total Return, at Net Asset Value(2)                 (42.89)%         2.70%      (42.87)%         2.60%     (42.38)%         3.10%

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $17,357        $16,471      $10,243        $10,616          $1             $1
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $22,659         $7,388      $12,060         $5,599          $1             $1
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 3.87%          3.35%(3)     3.87%          3.34%(3)    4.84%          4.75%(3)
Expenses                                              2.39%          2.56%(3)     2.38%          2.56%(3)    1.40%          1.57%(3)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                           105.2%          38.9%       105.2%          38.9%      105.2%          38.9%

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $189,668,387 and $78,381,855, respectively.

See accompanying Notes to Financial Statements.


21 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Real Asset Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Oppenheimer Real Asset Fund is a mutual fund that seeks to provide total return as its investment objective. The Fund's investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Structured Notes. The Fund invests in commodity-linked structured notes whereby the market value and redemption price are linked to commodity indices. The structured notes are leveraged, which increases the Fund's exposure to commodities and increases the notes' volatility relative to the face value of the security. At August 31, 1998, the Fund owned such securities with a face amount of $38,500,000, which generated exposure to commodity indices of $107,583,629. Fluctuations in the value of the security related to this commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. During the year ended August 31, 1998, the market value of these securities comprised an average of 39% of the Fund's net assets, and resulted in realized and unrealized losses of $58,867,596. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note 5.


22 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At August 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $49,041,000, which expires in 2006.


23 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class Y shares from net investment income annually. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Organization Costs. The Advisor advanced $37,476 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Advisor's initial investment in shares of the Fund is withdrawn during the amortization period, by any holder thereof, the redemption proceeds will be reduced by the proportionate amount of the unamortized organization costs represented by the ratio that the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $41, a decrease in undistributed net investment income of $402, and a decrease in accumulated net realized loss on investments of $443.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


24 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          Year Ended August 31, 1998         Period Ended August 31, 1997(1)
                          ---------------------------        -------------------------------
                          Shares         Amount              Shares              Amount
--------------------------------------------------------------------------------------------
Class A:
Sold                      11,980,392     $101,952,769        4,102,350           $40,994,666
Dividends reinvested         111,164        1,045,978               --                    --
Redeemed                  (4,981,608)     (41,986,229)        (446,940)           (4,463,638)
                          ----------     ------------        ---------           -----------
Net increase               7,109,948     $ 61,012,518        3,655,410           $36,531,028
                          ==========     ============        =========           ===========

--------------------------------------------------------------------------------------------
Class B:
Sold                       2,490,310     $ 22,171,281        1,629,263           $16,280,408
Dividends reinvested          42,367          397,911               --                    --
Redeemed                  (1,124,288)      (8,326,880)         (25,465)             (256,517)
                          ----------     ------------        ---------           -----------
Net increase               1,408,389     $ 14,242,312        1,603,798           $16,023,891
                          ==========     ============        =========           ===========

--------------------------------------------------------------------------------------------
Class C:
Sold                       1,579,842     $ 13,009,004        1,071,035           $10,719,401
Dividends reinvested          24,009          227,456               --                    --
Redeemed                    (860,150)      (6,712,750)         (36,043)             (356,303)
                          ----------     ------------        ---------           -----------
Net increase                 743,701     $  6,523,710        1,034,992           $10,363,098
                          ==========     ============        =========           ===========

--------------------------------------------------------------------------------------------
Class Y:
Sold                              --     $         --              100           $     1,000
Dividends reinvested              --               --               --                    --
Redeemed                          --               --               --                    --
                          ----------     ------------        ---------           -----------
Net increase                      --     $         --              100           $     1,000
                          ==========     ============        =========           ===========

(1). For the period from March 31, 1997 (commencement of operations) to August 31, 1997.

================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1998, net unrealized depreciation on investments and options written of $8,347,293 was composed of gross appreciation of $365,499, and gross depreciation of $8,712,792.


25 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $200 million of average net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the Sub-Advisory Agreement, the Manager receives from the Advisor the following portions of the annual fees: 0.50% of the first $200 million of average net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million.

            For the year ended August 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $725,009, of which $155,030 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Advisor, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $774,603 and $111,824, respectively, of which $20,063 was paid to an affiliated broker/dealer for Class B shares. During the year ended August 31, 1998, OFDI received contingent deferred sales charges of $145,593 and $39,184, respectively, upon redemption of Class B and C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Advisor, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1998, OFDI paid $3,360 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


26 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended August 31, 1998, OFDI retained $221,715 and $114,437, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $1,408,959 for Class B and $40,178 for Class C.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may buy and sell commodity futures contracts, primarily to hedge the various exposures inherent in its holdings structured notes that are linked to commodities indices. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates or commodity prices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


27 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
5. Futures Contracts  (continued)

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At August 31, 1998, the Fund had outstanding futures contracts as follows:

                                                                                 Unrealized
                             Expiration      Number of      Valuation as of      Appreciation
                             Date            Contracts      August 31, 1998      (Depreciation)
----------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
COMMODITIES
Agriculture
Corn                         12/98            165           $ 1,645,875           $ (409,188)
Soybean                      11/98             15               383,625              (74,625)
Wheat                        12/98            100             1,270,000              (68,625)
Energy
Crude Oil                    11/98            667             9,251,290           (1,030,610)
Crude Oil                     9/98            532             7,096,880              (75,480)
Natural Gas                  12/98            150             3,574,500                 (500)
Precious Metals
Silver                       12/98            150             3,508,500             (518,000)
                                                                                  ----------
                                                                                  (2,177,028)
                                                                                  ----------
Contracts to Sell
-----------------
COMMODITIES
Agriculture
Corn                          3/99            100             1,058,750               74,750
Wheat                        12/98             40               557,500              101,000
Energy
Crude Oil                    11/99            667            10,718,690              714,620
Industrial Metals
Copper                       12/98             85             1,516,188               56,313
Aluminum                      9/98             30             1,009,523              (24,023)
INDICES
Goldman Sachs
Commodities Index             9/98            150             5,130,000              273,750
                                                                                  ----------
                                                                                   1,196,410
                                                                                  ----------
                                                                                  $ (980,618)
                                                                                  ==========


28 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying securities at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 1998 was as follows:

                                 Call Options                   Put Options
                                 ----------------------         --------------------
                                 Number of Amount of            Number of Amount of
                                 Options   Premiums             Options Premiums
------------------------------------------------------------------------------------
Options outstanding at
August 31, 1997                      --    $        --             --    $        --
Options written                   1,195      1,099,790            675        555,500
Options closed or expired        (1,195)    (1,099,790)          (575)      (459,750)
                                 ------    -----------           ----    -----------
Options outstanding at
August 31, 1998                      --    $        --            100    $    95,750
                                 ======    ===========           ====    ===========


29 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
6. Option Activity  (continued)

A sufficient amount of liquid assets are available to cover outstanding written put options described as follows:

                        Contracts          Expiration   Exercise     Premium     Market
                        Subject to Put     Date         Price        Received    Value
-----------------------------------------------------------------------------------------
December 98 Silver
Futures Contracts       100                11/13/98     $5.00        $95,750     $216,000

================================================================================
7. Illiquid and Restricted Securities

At August 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at August 31, 1998, was $7,633,822, which represents 8.47% of the Fund's net assets.

================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended August 31, 1998.


30 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Real Asset Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Real Asset Fund as of August 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the year ended August 31, 1998 and the period ended August 31, 1997, and the financial highlights for the period March 31, 1997 to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers; and where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Real Asset Fund at August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Denver, Colorado
September 22, 1998


31 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
  Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


32 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Oppenheimer Real Asset Fund
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Trustee, Vice President, Treasurer and
                           Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         Mark J.P. Anson, Vice President
                         Russell Read, Sr. Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Sub-Advisor              Oppenheimer Real Asset Management, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and             OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

================================================================================
Special Counsel          Kramer, Levin, Naftalis & Frankel

                         This is a copy of a report to shareholders of Oppenheimer Real Asset Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Real Asset Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


33 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------


=================================================================================================================
Real Asset Funds
-----------------------------------------------------------------------------------------------------------------
Real Asset Fund                       Gold & Special Minerals Fund

=================================================================================================================
Global Stock Funds
-----------------------------------------------------------------------------------------------------------------
Developing Markets Fund               International Growth Fund             Quest Global Value Fund
International Small                   Global Fund                           Global Growth & Income Fund
 Company Fund

=================================================================================================================
Stock Funds
-----------------------------------------------------------------------------------------------------------------
Enterprise Fund                       MidCap Fund                           Growth Fund
Discovery Fund                        Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund            Quest Capital Value Fund              Quest Value Fund

=================================================================================================================
Stock & Bond Funds
-----------------------------------------------------------------------------------------------------------------
Main Street Income &                  Total Return Fund                     Disciplined Allocation Fund
 Growth Fund                          Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                      Value Fund(1)                        Convertible Securities Fund(2)
 Value Fund                           Equity Income Fund

=================================================================================================================
Taxable Bond Funds
-----------------------------------------------------------------------------------------------------------------
International Bond Fund               Champion Income Fund                  U.S. Government Trust
World Bond Fund                       Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                       Bond Fund

=================================================================================================================
Municipal Bond Funds
-----------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)          Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)             Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)          Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)            Intermediate Municipal Fund            Municipal Fund

=================================================================================================================
Money Market Funds(4)
-----------------------------------------------------------------------------------------------------------------
Money Market Fund                     Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


34 Oppenheimer Real Asset Fund

                               [GRAPHIC OMITTED]

Internet
24-hr access to account
information. Online
trans actions now available

---------------------------------------
 www.oppenheimerfunds.com
---------------------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

---------------------------------------
 1-800-525-7048
---------------------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

---------------------------------------
 1-800-852-8457
---------------------------------------

PhoneLink
24-hr automated information
and automated transactions

---------------------------------------
 1-800-533-3310
---------------------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

---------------------------------------
 1-800-843-4461
---------------------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

---------------------------------------
 1-800-835-3104
---------------------------------------

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0735.001.0898  October 30, 1998